Third Point Reinsurance Ltd.

Financial Supplement
June 30, 2015

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

The Waterfront, Chesney House, 1st Floor	Manoj Gupta - Head of Investor Relations and Business Development
96 Pitts Bays Road	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.

Basis of Presentation and Non-GAAP Financial Measures:

Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Reinsurance Investment Management Ltd. as the “Catastrophe Fund Manager,” Third Point Reinsurance Opportunities Fund Ltd. as the “Catastrophe Fund” and Third Point Re Cat Ltd. as the “Catastrophe Reinsurer.” We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:

This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) operational structure currently is being developed; (iii) fluctuation in results of operations; (iv) more established competitors; (v) losses exceeding reserves; (vi) downgrades or withdrawal of ratings by rating agencies; (vii) dependence on key executives; (viii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (ix) potential inability to pay dividends; (x) inability to service the Company’s indebtedness; (xi) limited cash flow and liquidity due to indebtedness; (xii) unavailability of capital in the future; (xiii) fluctuations in market price of the Company's common shares; (xiv) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xv) suspension or revocation of reinsurance licenses; (xvi) potentially being deemed an investment company under U.S. federal securities law; (xvii) potential characterization of the Company and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company; (xviii) future strategic transactions such as acquisitions, dispositions, merger or joint ventures (xix) dependence on Third Point LLC to implement the Company’s investment strategy; (xx) termination by Third Point LLC of the investment management agreements; (xxi) risks associated with the Company’s investment strategy being greater than those faced by competitors; (xxii) increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation; (xxiii) the Company potentially becoming subject to U.S. federal income taxation; (xxiv) the Company potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act provisions; and (xxv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended June 30, 2015 and 2014	Page 7
Segment Reporting - Six months ended June 30, 2015 and 2014	Page 8
Property and Casualty Reinsurance Segment - by Quarter	Page 9
Catastrophe Risk Management Segment - by Quarter	Page 10
Corporate Function - by Quarter	Page 11
Gross Premiums Written by Lines of Business - by Quarter	Page 12

Investments
Investments Managed by Third Point LLC - by Quarter	Page 13
Investment Return by Investment Strategy - by Quarter	Page 14

Other
General and Administrative Expenses - by Quarter	Page 15
Book Value per Share and Diluted Book Value per Share - by Quarter	Page 16
Earnings (Loss) per Share - by Quarter	Page 17
Return on Beginning Shareholders’ Equity - by Quarter	Page 18

Third Point Reinsurance Ltd.
Key Performance Indicators
June 30, 2015 and 2014
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Six months ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss(1)	$(9,388)	$(2,083)	$(13,247)	$(7,249)
Combined ratio(1)	107.8%	102.7%	105.1%	104.9%

Key investment return metrics:
Net investment income	$38,611	$40,485	$103,529	$90,520
Net investment return on investments managed by Third Point LLC	1.7%	2.3%	4.8%	5.5%

Key shareholders’ value creation metrics:
Book value per share(2) (3)	$14.67	$14.04	$14.67	$14.04
Diluted book value per share(2) (3)	$14.12	$13.55	$14.12	$13.55
Growth in diluted book value per share(2)	1.1%	2.2%	4.2%	4.6%
Return on beginning shareholders’ equity(2)	1.0%	2.2%	4.6%	5.1%

(1)	Refer to accompanying “Segment Reporting - Three and six months ended June 30, 2015 and 2014” results for a calculation of net underwriting loss and combined ratio.

(2)
Book value per share, diluted book value per share and return on beginning shareholders’ equity are non-GAAP financial measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

(3)	Prior year comparative represents amounts as of December 31, 2014.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Assets
Equity securities, trading, at fair value	$1,332,489	$1,239,988	$1,177,796	$956,604	$1,162,363
Debt securities, trading, at fair value	801,725	736,243	569,648	660,677	551,453
Other investments, at fair value	72,699	61,466	83,394	97,765	93,412
Total investments in securities and commodities	2,206,913	2,037,697	1,830,838	1,715,046	1,807,228
Cash and cash equivalents	46,800	12,348	28,734	32,693	35,977
Restricted cash and cash equivalents	589,231	583,474	417,307	261,966	222,124
Due from brokers	263,440	228,793	58,241	182,927	74,046
Securities purchased under an agreement to sell	17,963	17,630	29,852	19,897	33,850
Derivative assets, at fair value	27,995	25,223	21,130	37,260	22,516
Interest and dividends receivable	5,508	5,902	2,602	5,032	3,747
Reinsurance balances receivable	291,226	250,154	303,649	269,747	245,832
Deferred acquisition costs, net	180,452	164,096	155,901	124,373	130,860
Unearned premiums ceded	1,226	—	—	91	—
Loss and loss adjustment expenses recoverable	184	408	814	1,412	10,274
Other assets	5,923	6,857	3,512	3,701	3,283
Total assets	$3,636,861	$3,332,582	$2,852,580	$2,654,145	$2,589,737
Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$12,356	$8,792	$10,085	$7,521	$5,456
Reinsurance balances payable	32,662	53,798	27,040	21,651	26,856
Deposit liabilities	147,161	146,719	145,430	142,990	121,959
Unearned premium reserves	571,580	508,014	433,809	363,666	346,271
Loss and loss adjustment expense reserves	312,945	273,937	277,362	187,313	184,627
Securities sold, not yet purchased, at fair value	151,115	104,857	82,485	45,667	46,994
Securities sold under an agreement to repurchase	10,992	61,939	—	—	—
Due to brokers	681,280	465,558	312,609	306,927	281,091
Derivative liabilities, at fair value	19,139	17,020	11,015	12,346	10,528
Performance fee payable to related party	25,059	15,844	—	21,837	22,002
Interest and dividends payable	3,678	1,617	697	589	816
Senior notes payable, net of deferred costs	113,290	113,315	—	—	—
Total liabilities	2,081,257	1,771,410	1,300,532	1,110,507	1,046,600
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,526	10,517	10,447	10,403	10,393
Additional paid-in capital	1,073,369	1,069,617	1,065,489	1,063,254	1,060,183
Retained earnings	442,109	426,447	375,977	390,656	396,653
Shareholders’ equity attributable to shareholders	1,526,004	1,506,581	1,451,913	1,464,313	1,467,229
Non-controlling interests	29,600	54,591	100,135	79,325	75,908
Total shareholders’ equity	1,555,604	1,561,172	1,552,048	1,543,638	1,543,137
Total liabilities and shareholders’ equity	$3,636,861	$3,332,582	$2,852,580	$2,654,145	$2,589,737

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Six months ended
	June 30, 2015	June 30, 2014	June 30, 2015		June 30, 2014
Revenues
Gross premiums written	$184,342	$145,508	$397,676		$233,095
Gross premiums ceded	(1,425)	—	(1,477)		—
Net premiums written	182,917	145,508	396,199	—	233,095
Change in net unearned premium reserves	(62,339)	(66,758)	(136,546)		(81,083)
Net premiums earned	120,578	78,750	259,653		152,012
Net investment income	38,611	40,485	103,529		90,520
Total revenues	159,189	119,235	363,182		242,532
Expenses
Loss and loss adjustment expenses incurred, net	76,053	44,409	157,799		90,668
Acquisition costs, net	47,498	29,583	102,155		55,014
General and administrative expenses	14,267	9,549	25,975		19,574
Other expenses	2,315	1,020	5,016		1,807
Interest expense	2,052	—	3,088		—
Foreign exchange losses (gains)	139	—	(54)		—
Total expenses	142,324	84,561	293,979		167,063
Income before income tax expense	16,865	34,674	69,203		75,469
Income tax expense	(708)	(2,375)	(2,013)		(2,375)
Income including non-controlling interests	16,157	32,299	67,190		73,094
Income attributable to non-controlling interests	(495)	(1,007)	(1,058)		(2,023)
Net income	$15,662	$31,292	$66,132		$71,071
Earnings per share(1)
Basic	$0.15	$0.30	$0.63		$0.68
Diluted	$0.15	$0.29	$0.62		$0.66
Weighted average number of common shares used in the determination of earnings per share
Basic	103,927,761	103,264,616	103,837,545		103,264,616
Diluted	106,696,874	106,433,881	106,425,347		106,505,715

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and convertible securities such as unvested restricted shares. Diluted earnings per share are based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and other awards under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as ‘‘participating securities”), be included in the number of shares outstanding for both basic and diluted earnings per share calculations. We treat certain of our unvested restricted shares as participating securities. In the event of a net loss, the participating securities are excluded from the calculation of both basic and diluted loss per share.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues
Gross premiums written	$184,342	$213,334	$253,802	$126,403	$145,508
Gross premiums ceded	(1,425)	(52)	—	(150)	—
Net premiums written	182,917	213,282	253,802	126,253	145,508
Change in net unearned premium reserves	(62,339)	(74,207)	(70,230)	(17,305)	(66,758)
Net premiums earned	120,578	139,075	183,572	108,948	78,750
Net investment income (loss)	38,611	64,918	(6,490)	1,552	40,485
Total revenues	159,189	203,993	177,082	110,500	119,235
Expenses
Loss and loss adjustment expenses incurred, net	76,053	81,746	132,364	60,115	44,409
Acquisition costs, net	47,498	54,657	43,875	38,317	29,583
General and administrative expenses	14,267	11,708	10,310	10,124	9,549
Other expenses	2,315	2,701	2,606	2,982	1,020
Interest expense	2,052	1,036	—	—	—
Foreign exchange losses (gains)	139	(193)	—	—	—
Total expenses	142,324	151,655	189,155	111,538	84,561
Income (loss) before income tax expense	16,865	52,338	(12,073)	(1,038)	34,674
Income tax expense	(708)	(1,305)	(1,731)	(1,542)	(2,375)
Income (loss) including non-controlling interests	16,157	51,033	(13,804)	(2,580)	32,299
Income attributable to non-controlling interests	(495)	(563)	(875)	(3,417)	(1,007)
Net income (loss)	$15,662	$50,470	$(14,679)	$(5,997)	$31,292
Earnings (loss) per share(1)
Basic	$0.15	$0.48	$(0.14)	$(0.06)	$0.30
Diluted	$0.15	$0.47	$(0.14)	$(0.06)	$0.29
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	103,927,761	103,753,065	103,324,616	103,295,920	103,264,616
Diluted	106,696,874	106,144,183	103,324,616	103,295,920	106,433,881

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and convertible securities such as unvested restricted shares. Diluted earnings per share are based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and other awards under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as ‘‘participating securities”), be included in the number of shares outstanding for both basic and diluted earnings per share calculations. We treat certain of our unvested restricted shares as participating securities. In the event of a net loss, the participating securities are excluded from the calculation of both basic and diluted loss per share.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended June 30, 2015 and 2014
(expressed in thousands of U.S. dollars)

	Three months ended June 30, 2015				Three Months Ended June 30, 2014
	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$184,191	$151	$—	$184,342	$140,422	$5,086	$—	$145,508
Gross premiums ceded	(1,425)	—	—	(1,425)	—	—	—	—
Net premiums written	182,766	151	—	182,917	140,422	5,086	—	145,508
Change in net unearned premium reserves	(62,384)	45	—	(62,339)	(62,934)	(3,824)	—	(66,758)
Net premiums earned	120,382	196	—	120,578	77,488	1,262	—	78,750
Expenses
Loss and loss adjustment expenses incurred, net	76,053	—	—	76,053	44,409	—	—	44,409
Acquisition costs, net	47,475	23	—	47,498	29,507	76	—	29,583
General and administrative expenses	6,242	198	7,827	14,267	5,655	678	3,216	9,549
Total expenses	129,770	221	7,827	137,818	79,571	754	3,216	83,541
Net underwriting loss	(9,388)	n/a	n/a	n/a	(2,083)	n/a	n/a	n/a
Net investment income	9,790	43	28,778	38,611	6,282	33	34,170	40,485
Other expenses	(2,315)	—	—	(2,315)	(1,020)	—	—	(1,020)
Interest expense	—	—	(2,052)	(2,052)	—	—	—	—
Foreign exchange losses	—	—	(139)	(139)	—	—	—	—
Income tax expense	—	—	(708)	(708)	—	—	(2,375)	(2,375)
Segment income including non-controlling interests	(1,913)	18	18,052	16,157	3,179	541	28,579	32,299
Segment income attributable to non-controlling interests	—	(64)	(431)	(495)	—	(338)	(669)	(1,007)
Segment income (loss)	$(1,913)	$(46)	$17,621	$15,662	$3,179	$203	$27,910	$31,292

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	63.2%				57.3%
Acquisition cost ratio	39.4%				38.1%
Composite ratio	102.6%				95.4%
General and administrative expense ratio	5.2%				7.3%
Combined ratio	107.8%				102.7%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Segment Reporting - Six months ended June 30, 2015 and 2014
(expressed in thousands of U.S. dollars)

	Six months ended June 30, 2015				Six Months Ended June 30, 2014
	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$397,574	$102	$—	$397,676	$222,564	$10,531	$—	$233,095
Gross premiums ceded	(1,477)	—	—	(1,477)	—	—	—	—
Net premiums written	396,097	102	—	396,199	222,564	10,531	—	233,095
Change in net unearned premium reserves	(136,598)	52	—	(136,546)	(72,775)	(8,308)	—	(81,083)
Net premiums earned	259,499	154	—	259,653	149,789	2,223	—	152,012
Expenses
Loss and loss adjustment expenses incurred, net	157,799	—	—	157,799	90,668	—	—	90,668
Acquisition costs, net	102,138	17	—	102,155	54,906	108	—	55,014
General and administrative expenses	12,809	431	12,735	25,975	11,464	1,512	6,598	19,574
Total expenses	272,746	448	12,735	285,929	157,038	1,620	6,598	165,256
Net underwriting loss	(13,247)	n/a	n/a	n/a	(7,249)	n/a	n/a	n/a
Net investment income	28,365	68	75,096	103,529	13,595	62	76,863	90,520
Other expenses	(5,016)	—	—	(5,016)	(1,807)	—	—	(1,807)
Interest expense	—	—	(3,088)	(3,088)	—	—	—	—
Foreign exchange gains	—	—	54	54	—	—	—	—
Income tax expense	—	—	(2,013)	(2,013)	—	—	(2,375)	(2,375)
Segment income (loss) including non-controlling interests	10,102	(226)	57,314	67,190	4,539	665	67,890	73,094
Segment income (loss) attributable to non-controlling interests	—	16	(1,074)	(1,058)	—	(529)	(1,494)	(2,023)
Segment income (loss)	$10,102	$(210)	$56,240	$66,132	$4,539	$136	$66,396	$71,071

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	60.8%				60.5%
Acquisition cost ratio	39.4%				36.7%
Composite ratio	100.2%				97.2%
General and administrative expense ratio	4.9%				7.7%
Combined ratio	105.1%				104.9%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues
Gross premiums written	$184,191	$213,383	$253,810	$124,931	$140,422
Gross premiums ceded	(1,425)	(52)	—	(150)	—
Net premiums written	182,766	213,331	253,810	124,781	140,422
Change in net unearned premium reserves	(62,384)	(74,214)	(72,789)	(23,294)	(62,934)
Net premiums earned	120,382	139,117	181,021	101,487	77,488
Expenses
Loss and loss adjustment expenses incurred, net	76,053	81,746	132,391	60,121	44,409
Acquisition costs, net	47,475	54,663	43,677	37,571	29,507
General and administrative expenses	6,242	6,567	5,495	5,556	5,655
Total expenses	129,770	142,976	181,563	103,248	79,571
Net underwriting loss	(9,388)	(3,859)	(542)	(1,761)	(2,083)
Net investment income (loss)	9,790	18,575	(2,153)	(137)	6,282
Other expenses	(2,315)	(2,701)	(2,606)	(2,982)	(1,020)
Segment income (loss)	$(1,913)	$12,015	$(5,301)	$(4,880)	$3,179

Underwriting ratios (1):
Loss ratio	63.2%	58.8%	73.1%	59.2%	57.3%
Acquisition cost ratio	39.4%	39.3%	24.1%	37.0%	38.1%
Composite ratio	102.6%	98.1%	97.2%	96.2%	95.4%
General and administrative expense ratio	5.2%	4.7%	3.0%	5.5%	7.3%
Combined ratio	107.8%	102.8%	100.2%	101.7%	102.7%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Catastrophe Risk Management Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues
Gross premiums written	$151	$(49)	$(8)	$1,472	$5,086
Gross premiums ceded	—	—	—	—	—
Net premiums written	151	(49)	(8)	1,472	5,086
Change in net unearned premium reserves	45	7	2,559	5,989	(3,824)
Net premiums earned	196	(42)	2,551	7,461	1,262
Expenses
Loss and loss adjustment expenses incurred, net	—	—	(27)	(6)	—
Acquisition costs, net	23	(6)	198	746	76
General and administrative expenses	198	233	953	648	678
Total expenses	221	227	1,124	1,388	754
Net investment income	43	25	284	881	33
Segment income (loss) including non-controlling interests	18	(244)	1,711	6,954	541
Segment income (loss) attributable to non-controlling interests	(64)	80	(871)	(3,325)	(338)
Segment income (loss)	$(46)	$(164)	$840	$3,629	$203

Note: In December 2014, we announced that we would no longer accept investments in the Catastrophe Fund, that no new business would be written in the Catastrophe Reinsurer and that we would be redeeming all existing investments in the Catastrophe Fund. Despite the Catastrophe Fund’s solid investment returns from its inception, we are winding it down due to challenging market conditions and competition with other collateralized reinsurance and insurance-linked securities vehicles. The Catastrophe Fund Manager will continue to manage the runoff of the remaining exposure in the Catastrophe Fund.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	7,827	4,908	3,862	3,920	3,216
Total expenses	7,827	4,908	3,862	3,920	3,216
Net investment income (loss)	28,778	46,318	(4,621)	808	34,170
Interest expense	(2,052)	(1,036)	—	—	—
Foreign exchange (losses) gains	(139)	193	—	—	—
Income tax expense	(708)	(1,305)	(1,731)	(1,542)	(2,375)
Segment income (loss) including non-controlling interests	18,052	39,262	(10,214)	(4,654)	28,579
Segment income attributable to non-controlling interests	(431)	(643)	(4)	(92)	(669)
Segment income (loss)	$17,621	$38,619	$(10,218)	$(4,746)	$27,910

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014

Property	$27,535	$21,456	$28,258	$(2,810)	$74,505

Workers Compensation	44,357	5,729	8,327	17,698	2,511
Auto	73,666	(16,241)	14,029	70,581	48,709
General Liability	21,134	20,365	172	40,190	14,123
Professional Liability	10,000	—	—	—	—
Casualty	149,157	9,853	22,528	128,469	65,343

Agriculture	(1)	—	26	84	(1)
Credit & Financial lines	7,500	18,875	8,026	(141)	(29)
Multi-line	—	163,199	194,972	(671)	604
Specialty	7,499	182,074	203,024	(728)	574

Total property and casualty reinsurance segment	184,191	213,383	253,810	124,931	140,422
Catastrophe risk management	151	(49)	(8)	1,472	5,086
	$184,342	$213,334	$253,802	$126,403	$145,508

Third Point Reinsurance Ltd.
Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Assets
Total investments in securities and commodities	$2,181,728	$2,032,653	$1,828,761	$1,713,000	$1,805,225
Cash and cash equivalents	25,221	29	3	10,003	9
Restricted cash and cash equivalents (1)	566,716	508,049	308,763	160,618	128,396
Due from brokers	263,440	228,793	58,241	182,927	74,046
Securities purchased under an agreement to sell	17,963	17,630	29,852	19,897	33,850
Derivative assets	27,995	25,223	21,130	37,260	22,516
Interest and dividends receivable	5,505	5,898	2,590	5,021	3,736
Other assets	—	—	325	799	1,562
Total assets	$3,088,568	$2,818,275	$2,249,665	$2,129,525	$2,069,340
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$846	$506	$464	$299	$247
Securities sold, not yet purchased, at fair value	151,115	104,857	82,485	45,667	46,994
Securities sold under an agreement to repurchase	10,992	61,939	—	—	—
Due to brokers	681,280	465,558	312,609	306,927	281,091
Derivative liabilities	19,139	16,990	10,985	12,113	10,528
Performance fee payable to related party	25,059	15,844	—	21,837	22,002
Interest and dividends payable	657	602	697	589	816
Capital contributions received in advance	25,214	—	—	10,000	—
Non-controlling interest	16,317	15,885	40,241	20,302	20,210
Total liabilities and non-controlling interest	930,619	682,181	447,481	417,734	381,888
Total net investments managed by Third Point LLC	$2,157,949	$2,136,094	$1,802,184	$1,711,791	$1,687,452

Net investments - Capital	$1,573,864	$1,566,798	$1,413,019	$1,418,473	$1,418,996
Net investments - Float	584,085	569,296	389,164	293,318	268,456
Total net investments managed by Third Point LLC	$2,157,949	$2,136,094	$1,802,183	$1,711,791	$1,687,452

(1)	Includes amounts advanced to Third Point Re to fund collateral held in trust accounts.

Third Point Reinsurance Ltd.
Investment Return by Investment Strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014

Long/short equities	1.1%	1.0%	0.9%	0.3%	0.8%
Asset-backed securities	1.1%	1.8%	0.0%	0.5%	0.7%
Corporate and sovereign credit (1)	(0.4)%	0.3%	(0.8)%	(0.8)%	0.8%
Macro and other	(0.1)%	(0.1)%	(0.5)%	0.0%	0.0%
	1.7%	3.0%	(0.4)%	(0.04)%	2.3%

(1)
Effective Q2 2015, we reclassified sovereign credit attribution into the corporate and sovereign credit strategy from the macro and other strategy.  We believe this classification better represents our portfolio.  We have reclassified the 2014 returns in the table above to correspond to the current period.

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Payroll and related	$7,295	$4,663	$3,638	$4,184	$3,928
Share compensation expenses	2,714	3,083	2,279	2,481	2,246
Legal and accounting	1,385	1,290	1,691	1,462	968
Travel and entertainment	789	985	818	672	828
Credit facility fees	519	431	418	200	220
IT related	347	366	500	329	330
Corporate insurance	276	295	262	273	275
Occupancy	205	150	123	124	164
Board of director and related	239	170	157	193	162
Other general and administrative expenses	498	275	424	206	428
	$14,267	$11,708	$10,310	$10,124	$9,549

Third Point Reinsurance Ltd.
Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Basic and diluted book value per share numerator:
Total shareholders’ equity	$1,555,604	$1,561,172	$1,552,048	$1,543,638	$1,543,137
Less: non-controlling interests	(29,600)	(54,591)	(100,135)	(79,325)	(75,908)
Shareholders’ equity attributable to shareholders	1,526,004	1,506,581	1,451,913	1,464,313	1,467,229
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	60,240	60,589	61,705	65,473	69,223
Fully diluted book value per share numerator:	$1,632,756	$1,613,682	$1,560,130	$1,576,298	$1,582,964
Basic and diluted book value per share denominator:
Issued and outstanding shares	104,000,321	103,890,670	103,397,542	103,324,616	103,264,616
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	6,005,391	6,040,275	6,151,903	6,528,647	6,797,949
Effect of dilutive restricted shares issued to employees	954,829	955,385	922,610	706,840	666,770
Diluted book value per share denominator:	115,611,704	115,537,493	115,123,218	115,211,266	115,380,498

Basic book value per share(1)	$14.67	$14.50	$14.04	$14.17	$14.21
Diluted book value per share(1)	$14.12	$13.97	$13.55	$13.68	$13.72

Change in diluted book value per share	1.1%	3.1%	(1.0)%	(0.3)%	2.2%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders by the number of issued and outstanding shares at period end. Diluted book value per share is calculated by dividing shareholders’ equity attributable to shareholders and adjusted to include unvested restricted shares and the exercise of all in-the-money options and warrants. For unvested restricted shares with a performance condition, we include the unvested restricted shares that we consider vesting to be probable. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2015	March 31, 2015	December 31, 2014(1)	September 30, 2014(1)	June 30, 2014
Weighted-average number of common shares outstanding
Basic number of common shares outstanding	103,927,761	103,753,065	103,324,616	103,295,920	103,264,616
Dilutive effect of options	1,341,209	1,093,353	—	—	1,490,091
Dilutive effect of warrants	1,427,904	1,297,765	—	—	1,679,174
Diluted number of common shares outstanding	106,696,874	106,144,183	103,324,616	103,295,920	106,433,881

Basic net income (loss) per common share:
Net income (loss)	$15,662	$50,470	$(14,679)	$(5,997)	$31,292
Income allocated to participating shares	(50)	(179)	—	—	(200)
Net income (loss) available to common shareholders	$15,612	$50,291	$(14,679)	$(5,997)	$31,092

Basic net income (loss) per common share	$0.15	$0.48	$(0.14)	$(0.06)	$0.30

Diluted net income (loss) per common share:
Net income (loss)	$15,662	$50,470	$(14,679)	$(5,997)	$31,292
Income allocated to participating securities	(49)	(175)	—	—	(194)
Net income available to common shareholders	$15,613	$50,295	$(14,679)	$(5,997)	$31,098

Diluted net income (loss) per common share	$0.15	$0.47	$(0.14)	$(0.06)	$0.29

(1)
As a result of the net loss in the three months ended September 30, 2014 and December 31, 2014, no allocation of the net loss has been made to participating shares in the calculation of basic and diluted net loss per common share.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net income (loss)	$15,662	$50,470	$(14,679)	$(5,997)	$31,292
Shareholders’ equity attributable to shareholders - beginning of period	1,506,581	1,451,913	1,464,313	1,467,229	1,433,692
Return on beginning shareholders’ equity	1.0%	3.5%	(1.0)%	(0.4)%	2.2%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning of period shareholders’ equity attributable to shareholders.